                     AIM V.I. GLOBAL GROWTH AND INCOME FUND

                                 A PORTFOLIO OF
                          AIM VARIABLE INSURANCE FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

                                                                   July 20, 2000

Dear Shareholder:

     Enclosed is a combined proxy statement and prospectus seeking your approval of the proposed combination of AIM V.I. GLOBAL GROWTH AND INCOME FUND ("Global Growth and Income Fund" or "Acquired Fund") with AIM V.I. GROWTH AND INCOME FUND ("Growth and Income Fund" or "Acquiring Fund").

     The Acquired Fund and the Acquiring Fund (each, a "Fund," and collectively, the "Funds") are each an investment portfolio of AIM Variable Insurance Funds ("AVIF").

     As discussed in the accompanying document, the Acquiring Fund has:

     - substantially identical investment objectives,

     - substantially similar investment policies,

     - the same investment adviser (A I M Advisors, Inc.),

     - significantly larger net assets,

     - a lower operating expense ratio, and

     - better historical performance than the Acquired Fund.

     The accompanying document describes the proposed transaction and compares the investment objectives and policies, net assets, operating expenses, performance histories and risks of the Acquired Fund and the Acquiring Fund.

     Shareholders of the Acquired Fund are being asked to approve an Agreement and Plan of Reorganization by and among AIM Variable Insurance Funds, on behalf of the Acquired Fund and the Acquiring Fund, and AIM that will govern the reorganization of the Acquired Fund into the Acquiring Fund.

     AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF AIM VARIABLE INSURANCE FUNDS, ON BEHALF OF THE ACQUIRED FUND, HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

     Your vote is important. Please take a moment now to sign and return your proxy cards in the enclosed postage paid return envelope.

                                            Sincerely,

                                            /s/ ROBERT H. GRAHAM

                                            Robert H. Graham
                                            President

                     AIM V.I. GLOBAL GROWTH AND INCOME FUND

                                 A PORTFOLIO OF
                          AIM VARIABLE INSURANCE FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 1, 2000

To the Shareholders:

     Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of AIM V.I. Global Growth and Income Fund will be held at 11 Greenway Plaza, Suite 100, Houston, Texas, on Friday, September 1, 2000, at 3:00 p.m. local time, for the following purposes:

          (1) To approve an Agreement and Plan of Reorganization (the "Agreement") by and among AIM Variable Insurance Funds ("AVIF"), on behalf of its AIM V.I. Global Growth and Income Fund ("Acquired Fund") and its AIM V.I. Growth and Income Fund ("Acquiring Fund"), and A I M Advisors, Inc., and the consummation of the transaction that the Agreement contemplates. The Agreement contemplates the acquisition of all of the assets and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund, which shares the Acquiring Fund will directly issue to the shareholders of the Acquired Fund. Each shareholder of the Acquired Fund will receive that number of the Acquiring Fund's shares representing interests with an aggregate net asset value equal to the aggregate net asset value of his or her shares of the Acquired Fund.

          (2) To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     Shareholders of record at the close of business on June 23, 2000, are entitled to notice of, and to vote at, the Special Meeting. Please refer to the accompanying Combined Proxy Statement and Prospectus for more information. WHETHER OR NOT YOU ATTEND THE SPECIAL MEETING, WE URGE YOU TO PROMPTLY COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTOWNERS WHO ARE ENTITLED TO INSTRUCT THE VOTING OF SHARES ATTRIBUTABLE TO THEIR CONTRACTS MAY DO SO BY RETURNING THE ACCOMPANYING VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE.

                                            By Order of the Board,

                                            /s/ CAROL F. RELIHAN

                                            Carol F. Relihan,
                                            Secretary

Houston, Texas

                     AIM V.I. GLOBAL GROWTH AND INCOME FUND
                        AIM V.I. GROWTH AND INCOME FUND

                              EACH A PORTFOLIO OF
                          AIM VARIABLE INSURANCE FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173
                           TOLL FREE: (800) 410-4246

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                              DATED: JULY 20, 2000

     This document is being furnished in connection with a special meeting of Shareholders of AIM V.I. Global Growth and Income Fund ("Acquired Fund"), to be held on September 1, 2000 (the "Special Meeting").

     At the Special Meeting, the shareholders of the Acquired Fund will be asked to consider and approve an Agreement and Plan of Reorganization (the "Agreement") by and among AIM Variable Insurance Funds ("AVIF"), a Delaware business trust, acting on behalf of the Acquired Fund and on behalf of AIM V.I. Growth and Income Fund ("Acquiring Fund"), and A I M Advisors, Inc. ("AIM"). The Agreement provides for the reorganization of the Acquired Fund into the Acquiring Fund (the "Reorganization"). THE BOARD OF TRUSTEES OF THE ACQUIRED FUND HAS UNANIMOUSLY APPROVED THE AGREEMENT AND REORGANIZATION AS BEING IN THE BEST INTERESTS OF THE ACQUIRED FUND.

     The Agreement provides that:

     - all of the assets of the Acquired Fund will be transferred to the Acquiring Fund,

     - the Acquiring Fund will assume all of the liabilities of the Acquired Fund, and

     - the Acquiring Fund will issue its shares to the shareholders of the Acquired Fund.

     The value of each Acquired Fund shareholder's account with the Acquiring Fund immediately after the Reorganization will be the same as the value of such shareholder's account with the Acquired Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction.

     The Acquiring Fund is an investment portfolio of AVIF, an open-end, series management investment company. The investment objective of the Acquiring Fund is substantially identical to that of the Acquired Fund. AIM serves as the investment adviser to the Acquired Fund and the Acquiring Fund.

     This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth the information that a shareholder of the Acquired Fund should know before voting on the Agreement. Please read it and retain it for future reference.

     AVIF also has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated July 20, 2000, relating to the Agreement. The Statement of Additional Information is incorporated by reference into this Proxy Statement/Prospectus.

     The Prospectus of the Acquired Fund, dated May 1, 2000 (the "Acquired Fund Prospectus"), together with the related Statement of Additional Information, also dated May 1, 2000, are on file with the SEC and are incorporated into this Proxy Statement/Prospectus by reference. The Prospectus of the Acquiring Fund, dated May 1, 2000 (the "Acquiring Fund Prospectus") is attached as Appendix II to this Proxy Statement/ Prospectus. The related Statement of Additional Information, also dated May 1, 2000, is on file with the SEC. The Acquiring Fund Prospectus and the related Statement of Additional Information are incorporated into this Proxy Statement/Prospectus by reference. A copy of portions of the annual report of the Acquiring Fund for the year ended December 31, 1999, is attached as Appendix III of this Proxy Statement/Prospectus. You can get a free copy of any of these documents by writing to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739 or by calling (800) 410-4246.

     The SEC maintains a Web site at http://www.sec.gov that contains the prospectus and statements of additional information described above, material incorporated by reference, and other information about the Acquired and Acquiring Funds.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS, AND HAS NOT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
Introduction................................................     1
Reasons for the Reorganization..............................     2
  Background and Reasons for the Reorganization.............     2
Synopsis....................................................     2
  The Reorganization........................................     2
  Comparison of the Acquiring Fund and the Acquired Fund....     2
  Distribution of Fund Shares...............................     4
  Investment Advisory Services..............................     4
Principal Risk Factors......................................     5
Comparison of Risks of the Acquiring Fund and the Acquired
  Fund......................................................     5
Board Considerations........................................     6
Information about the Acquired Fund and the Acquiring
  Fund......................................................     8
Additional Information about the Agreement..................     8
  Terms of the Reorganization...............................     8
  The Reorganization........................................     8
  Other Terms...............................................     9
  Federal Tax Consequences..................................     9
  Accounting Treatment......................................    12
Rights of Shareholders......................................    12
Ownership of the Acquired Fund and the Acquiring Fund
  Shares....................................................    12
  5% Owners.................................................    12
  Ownership of Officers and Trustees........................    13
Capitalization..............................................    14
Legal Matters...............................................    14
Information Filed with the Securities and Exchange
  Commission................................................    14

Appendices
  Agreement and Plan of Reorganization......................      Appendix I
  Prospectus of the Acquiring Fund..........................     Appendix II
  AIM V.I. Growth and Income Fund Discussion and Analysis...    Appendix III

     The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

                                  INTRODUCTION

     This Proxy Statement/Prospectus relates to the solicitation of proxies by the Board of Trustees of the Acquired Fund from the shareholders of the Acquired Fund for use at the Special Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 on September 1, 2000, at 3:00 p.m., Central time (such meeting and any adjournments thereof are referred to as the "Special Meeting").

     All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Agreement and in accordance with management's recommendation on other matters. The presence in person or by proxy of one-third of the outstanding shares of beneficial interest in the Acquired Fund at the Special Meeting will constitute a quorum ("Quorum") with respect to the shares. Approval of the Agreement requires the affirmative vote of a majority of the shares cast by shareholders of the Acquired Fund. Abstentions will be counted as shares present at the Special Meeting for quorum purposes, but will not be considered votes cast at the Special Meeting. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of AVIF. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

     In accordance with current law, life insurance company shareholders of the Acquired Fund, in effect, pass along their voting rights to owners of variable annuity and variable life insurance contracts issued by the companies. Essentially, the life insurance companies seek instructions as to how contract owners wish the companies to vote the Acquired Fund shares (1) technically owned by the companies but (2) beneficially owned by the contract owners. The life insurance companies communicate directly with contract owners about the procedures that the companies follow in seeking instructions and voting shares under the particular variable annuity and variable life insurance contracts. The Acquired Fund understands that the life insurance companies will vote shares for which instructions are not received from contract owners in proportion to shares for which instructions are received from shareholders.

     Shareholders of record as of the close of business on June 23, 2000 (the "Record Date") are entitled to vote at the Special Meeting. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held. On the Record Date, there were 1,923,562 shares outstanding for the Acquired Fund.

     The Acquired Fund has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Special Meeting. The Acquired Fund expects to solicit proxies principally by mail, but also may solicit proxies by telephone, facsimile, telegraph or personal interview. The officers of the Acquired Fund will not receive any additional or special compensation for any such solicitation. The cost of shareholder solicitation is anticipated to be approximately $1,500. The Agreement and Plan of Reorganization provides that the Acquired Fund will bear its costs and expenses incurred in connection with its Reorganization.

     The Acquired Fund intends to mail this Proxy Statement/Prospectus and the accompanying proxy on or about July 20, 2000.

                         REASONS FOR THE REORGANIZATION

BACKGROUND AND REASONS FOR THE REORGANIZATION

     The Acquired Fund (formerly named the GT Global Variable Growth & Income
Fund) is an investment portfolio of AVIF. AVIF is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"). AVIF consists of 17 separate portfolios, including the Acquired and Acquiring Funds.

     Sales of shares of the Acquired Fund have been declining over the past two years. Because more shares are being redeemed than purchased, the Fund's relatively small asset base has eroded appreciably.

     In view of this situation, AIM, the investment adviser to each Fund, evaluated the Acquired Fund and the Acquiring Fund and recommended the Reorganization, because the Acquiring Fund has substantially identical investment objectives, substantially similar investment policies, better historical performance, and a lower operating expense ratio than the Acquired Fund. The Acquiring Fund is also significantly larger than the Acquired Fund and sales of the Acquiring Fund's shares for the past two years have far exceeded, and continue to exceed, redemptions. AIM believes that combining the Acquired Fund with the Acquiring Fund, which has a large increasing base of assets, will enable Acquired Fund shareholders to participate in economies of scale.

                                    SYNOPSIS

     This synopsis is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the Prospectus for the Acquiring Fund, the Prospectus for the Acquired Fund, and the Agreement.

THE REORGANIZATION

     The Reorganization will result in the combination of the Acquired Fund with the Acquiring Fund.

     If shareholders of the Acquired Fund approve the Agreement and other closing conditions are satisfied, all of the assets of the Acquired Fund will be transferred to the Acquiring Fund, the Acquiring Fund will assume all of the liabilities of the Acquired Fund, and the Acquiring Fund will issue its shares to the Acquired Fund's shareholders. The shares of the Acquiring Fund issued in a Reorganization will have an aggregate net asset value equal to the value of the Acquired Fund's net assets transferred to the Acquiring Fund. The value of each shareholder's account with the Acquiring Fund immediately after a Reorganization will be the same as the value of such shareholder's account with the Acquired Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement" below.

     The Acquired Fund has received an opinion of Freedman, Levy, Kroll & Simonds, to the effect that the Reorganization will constitute tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganization, and owners of variable annuity and variable life insurance contracts will not bear any adverse tax consequences. See "Additional Information About the Agreement -- Federal Tax Consequences" below.

COMPARISON OF THE ACQUIRING FUND AND THE ACQUIRED FUND

  Investment Objectives

     The Acquiring Fund and the Acquired Fund have substantially identical investment objectives. The Acquiring Fund seeks growth of capital with a secondary objective of current income. The Acquired Fund seeks long-term growth of capital together with current income.

     The investment objective(s) of both Funds are non-fundamental policies and may be changed by the Board of Trustees without shareholder approval.

  Investment Policies

     The investment policies for the Acquiring Fund and the Acquired Fund are not identical, but are similar in many respects. The Acquiring Fund invests at least 65% of its total assets in securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings and dividends. The Acquired Fund invests at least 65% of its total assets in a combination of blue-chip equity securities and high-quality government bonds of U.S. and foreign issuers.

     Each of the Funds invests in foreign securities. However, the Acquiring Fund may invest up to 25% of its total assets in foreign securities, while the Acquired Fund generally invests 65% of its assets in U.S. and foreign securities (although, it is not anticipated that foreign securities will constitute more than 90% of the value of the total assets of the Acquired Fund).

     The Acquired Fund may invest up to 35% of its total assets in other equity securities and government and corporate debt securities that are investment grade. The Acquired Fund may purchase debt obligations issued or guaranteed by the U.S. or foreign governments, including foreign states, provinces or municipalities, or their agencies, authorities or instrumentalities and debt obligations of supranational organizations. The Acquired Fund may invest up to 100% of its total assets in either equity or debt securities in response to general economic changes and market conditions around the world.

     The Acquired Fund normally invests in securities of issuers in at least three countries, including the United States, but may not invest more than 40% of its assets in securities of issuers in any one country, other than the U.S. The Acquired Fund may invest in the securities of issuers located in developing countries. The Acquired Fund may invest in securities denominated in more than one currency.

     The investment policies, strategies and practices of each Fund are also non-fundamental. The Board of Trustees of AVIF reserves the right to change any of these non-fundamental investment policies, strategies or practices without shareholder approval.

     The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the Funds. For a more complete discussion of each Fund's policies, see "Investment Objectives and Strategies" in each Fund's Prospectus and "Investment Strategies and Risks" and "Certain Investment Strategies and Techniques" in each Fund's Statement of Additional Information.

     The investment restrictions adopted by both Funds as fundamental are identical and are summarized under the caption "Investment Restrictions" in their respective Prospectuses and Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund as defined in the 1940 Act.

  Performance

     A comparison of the performance of the Acquiring Fund and Acquired Fund is provided under "Board Considerations," below.

  Fee Table

     This table compares the fees and expenses of the Acquired Fund and Acquiring Fund as of April 30, 2000.

     The Acquired Fund and the Acquiring Fund do not charge any of the following fees:

Sales Charge Imposed on Purchases...........................  None
Deferred Sales Charge.......................................  None
Sales Charge Imposed on Reinvested Dividends................  None
Redemption Fee..............................................  None
Exchange Fee................................................  None
Maximum Account Fee.........................................  None
Distribution or Service (12b-1) Fees........................  None

                                                 AIM V.I. GLOBAL GROWTH   AIM V.I. GROWTH AND
                                                    AND INCOME FUND           INCOME FUND
                                                    (ACQUIRED FUND)        (ACQUIRING FUND)
                                                 ----------------------   -------------------
Management Fees................................           1.00%                  0.60%
Other Expenses.................................           0.65%                  0.22%
                                                          ----                   ----
Total Annual Fund Operating Expenses...........           1.65%                  0.82%
                                                          ====                   ====

  Expense Example

     The following example is intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund.

     The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. The example does not reflect the fees and expenses associated with variable annuity and variable life insurance contracts for which the Funds may serve as investment vehicles. Although your actual returns may be higher or lower, based on these assumptions your cost would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
AIM V.I. Global Growth and Income Fund (Acquired Fund)......   168       520       897      1,955
AIM V.I. Growth and Income Fund (Acquiring Fund)............    84       262       455      1,014

DISTRIBUTION OF FUND SHARES

     The Acquired Fund and the Acquiring Fund each sells its shares exclusively to separate accounts of life insurance companies to fund variable annuity contracts and variable life insurance contracts issued by the companies. Under the contracts, a separate account buys or redeems shares of a Fund based on (1) a contract owner's instruction to invest or receive back monies under a contract (such as making a premium payment or surrendering a contract) and (2) the operation of a contract (such as deduction of contract fees and charges). Contracts may permit contract owners to transfer monies among investment portfolios of a single mutual fund or of two or more mutual funds. Separate accounts generally buy additional shares with dividend and capital gains distributions declared by the Acquired Fund and the Acquiring Fund.

     The life insurance companies, on behalf of their separate accounts, are the shareholders of Acquired Fund and the Acquiring Fund. The owners of the variable annuity contracts and the variable life insurance contracts are, through the separate accounts, the beneficial owners of the shares of the Acquired Fund and the Acquiring Fund.

INVESTMENT ADVISORY SERVICES

     AIM serves as investment adviser to the Acquired Fund and the Acquiring Fund. There are no sub-advisers to either the Acquired Fund or the Acquiring Fund.

                             PRINCIPAL RISK FACTORS

     The principal risks of investing in the Acquiring Fund are set out below.

     There is a risk that you could lose all or a portion of your investment in the Fund and that the income you may receive from your investment may vary. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

     The prices of foreign securities in which the Acquiring Fund invests may be further affected by other factors, including:

     - Currency exchange rates -- The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

     - Political and economic conditions -- The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

     - Regulations -- Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

     - Markets -- The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

     These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devaluated their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

     In addition, if the seller of a repurchase agreement in which the Fund invests defaults on its obligation or declares bankruptcy, the Fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the Fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

COMPARISON OF RISKS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     The Acquiring Fund presents many of the same principal risks of investing as does the Acquired Fund. There are, however, certain differences between the principal risks of investing in the Acquiring and Acquired Fund.

     Although the Acquired Fund may invest in convertible securities, the Acquiring Fund generally will invest in convertible securities to a greater degree, and, therefore, will have more exposure to the risks associated with such investments, which are described in the preceding section.

     The Acquired Fund generally invests to a greater extent in debt securities than the Acquiring Fund and, therefore, has greater exposure to the risks of investing in debt securities than the Acquiring Fund. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases may cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk.

     The Acquired Fund has greater exposure to the risks of investing in securities of foreign companies than does the Acquiring Fund. The Acquiring Fund may invest up to 25% of its total assets in foreign securities, while the Acquired Fund seeks to meet its objectives by investing at least 65% of its total assets in a combination of blue chip equity securities and high-quality government bonds of U.S. and foreign issuers. The Acquired Fund normally invests in securities of issuers in at least three countries, including the U.S.; however, the Acquired Fund may not invest more than 40% of its assets in securities of issuers in any one country, other than the U.S.

     PLEASE REFER TO THE PROSPECTUS FOR THE ACQUIRED FUND AND THE ACCOMPANYING PROSPECTUS FOR THE ACQUIRING FUND FOR MORE DETAILS.

                              BOARD CONSIDERATIONS

     The Board of Trustees of AVIF, on behalf of the Acquired Fund, has determined that the Reorganization of the Acquired Fund is in the best interests of the Acquired Fund, and the Board of Trustees recommends approval of the Agreement by the shareholders of the Acquired Fund at the Special Meeting. The following is a summary of the information that was presented to, and considered by, the Board of Trustees in making its determination.

     At a meeting of the Board of Trustees held on June 14, 2000, AIM proposed that the Board of Trustees approve the Reorganization of the Acquired Fund into the Acquiring Fund. The Board of Trustees received from AIM written materials that described the structure and tax consequences of the Reorganization and that contained information concerning the Acquired Fund and the Acquiring Fund, including a comparison of the investment objectives and policies of the Acquired Fund and the Acquiring Fund, a comparison of the performance, expenses, and net assets of the Funds, financial information and information on the portfolio managers of the Acquiring Fund.

     In considering the Reorganization, the Board of Trustees noted that the Acquired Fund and Acquiring Fund have, for the most part, substantially identical investment objectives and substantially similar investment policies. The Board of Trustees also noted that the expense ratios of the Acquired Fund for each of the past five years and at April 30, 2000, have been higher than those of the Acquiring Fund, as shown below:

RATIO OF EXPENSES TO AVERAGE NET ASSETS(a)

                                                                    YEAR ENDED DECEMBER 31,
                                                        AT      --------------------------------
FUND                                                  4/30/00   1999   1998   1997   1996   1995
----                                                  -------   ----   ----   ----   ----   ----
AIM V.I. Global Growth and Income Fund (Acquired
  Fund)(b).........................................    1.65%    1.22%  1.18%  1.13%  1.20%  1.23%
AIM V.I. Growth and Income Fund (Acquiring Fund)...    0.82%    0.77%  0.65%  0.69%  0.78%  0.78%(c)

---------------

(a) Ratios for 1999 are based on average net assets of $43,643,834 for the Acquired Fund and $1,718,996,207 for the Acquiring Fund.

(b) Ratios for the Acquired Fund are shown net of expense reimbursements. Absent such expense reimbursements, the expense ratios for each of the years 1999 through 1995 would have been 1.36%, 1.22% 1.27%, 1.30%, and
     1.44%, respectively. In addition, the Acquired Fund bears interest expenses that are not shown above.

(c)  Annualized.

NET ASSETS

     In addition, the Board of Trustees considered the fact that the net assets of the Acquired Fund are significantly lower than the net assets of the Acquiring Fund, as shown below.

                                                              NET ASSETS AT      NET ASSETS AT
                                                              APRIL 28, 2000   DECEMBER 31, 1999
FUND                                                             $(000'S)          $(000'S)
----                                                          --------------   -----------------
AIM V.I. Global Growth and Income Fund (Acquired Fund)......    $   27,273        $   30,756
AIM V.I. Growth and Income Fund (Acquiring Fund)............    $2,667,325        $2,443,264

     The Board of Trustees also considered the performance of the Acquired Fund in relation to the performance of the Acquiring Fund, both on the basis of (1) total returns and (2) industry ranking. Comparative average annual total returns for the one, three, five year, and since inception periods ended December 31, 1999 and March 31, 2000, and comparative year to date average annual total returns (through April 30, 2000), are set out below. Past performance cannot guarantee future results. Average annual total return figures do not reflect life insurance company charges. If average annual total return figures reflected life insurance company charges, the figures shown would be lower.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)

                                                                                  SINCE INCEPTION OF
                                                                                      YOUNGER OF
                                               ONE    THREE   FIVE      SINCE        ACQUIRED OR
FUND                                          YEAR    YEARS   YEARS   INCEPTION     ACQUIRING FUND
----                                          -----   -----   -----   ---------   ------------------
AIM V.I. Global Growth and Income Fund
  (Acquired Fund)...........................  (0.13)% 11.55%  13.28%     11.63%           11.55%
                                                                      02/10/93         05/02/94
AIM V.I. Growth and Income Fund
  (Acquiring Fund)..........................  34.25%  29.17%  28.18%     24.49%           24.49%
                                                                      05/02/94         05/02/94

AVERAGE ANNUAL TOTAL RETURNS (AS OF APRIL 30, 2000)

                                                                                  SINCE INCEPTION OF
                                                                                      YOUNGER OF
                                               ONE    THREE   FIVE      SINCE        ACQUIRED OR
FUND                                          YEAR    YEARS   YEARS   INCEPTION     ACQUIRING FUND
----                                          -----   -----   -----   ---------   ------------------
AIM V.I. Global Growth and Income Fund
  (Acquired Fund)...........................  (1.52)% 10.47%  12.28%     10.90%           10.68%
                                                                      02/10/93         05/02/94
AIM V.I. Growth and Income Fund
  (Acquiring Fund)..........................  23.69%  27.92%  25.59%     23.24%           23.24%
                                                                      05/02/94         05/02/94

AVERAGE ANNUAL TOTAL RETURNS (YEAR TO DATE THROUGH APRIL 30, 2000)

                                                                                          YTD
                                                                                       (APRIL 30,
FUND                                                                                      2000)
----                                                                                   ----------
AIM V.I. Global Growth and Income Fund (Acquired Fund).............................      (1.11)%
AIM V.I. Growth and Income Fund (Acquiring Fund)...................................       1.14%

INDUSTRY RANKINGS

     - Lipper Rank (Percentile)(1)

                                                  CATEGORY       YTD   1 YEAR   3 YEAR   5 YEAR
                                               ---------------   ---   ------   ------   ------
AIM V.I. Global Growth and Income Fund.......      Global        55%     99%      96%      87%
AIM V.I. Growth and Income Fund..............  Growth & Income   34%      9%       8%       7%

---------------

(1) Under the Lipper ranking system, the lower the percentile rank the better the performance.

     The Board of Trustees further noted that the Acquired Fund will have been provided with an opinion of counsel that the Reorganization will be tax-free as to the Acquired Fund and its shareholders and that there will be no adverse tax consequences for owners of variable annuity and variable life insurance contracts.

     AIM provided the Board of Trustees with an analysis of the Reorganization, including, comparisons of each Fund's investment objectives and policies, principal risks, and management fee rates for the year ended December 31, 1999. A summary of AIM's comparisons and other expenses is set out below.

           INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND

     The Synopsis included in this Proxy Statement/Prospectus briefly compares each Acquired Fund to the Acquiring Fund into which it would be reorganized, highlighting certain key features of the Funds and certain additional information about the differences between the Funds.

     The Acquiring Fund's Prospectus, included in Appendix II, provides additional information about the Acquiring Fund. A portion of the most recent Annual Report for the Acquiring Fund, included in Appendix III, also provides information about the Acquiring Fund.

     Additional information about the Acquired Fund is incorporated into this Proxy Statement/Prospectus by reference to the Acquired Fund's Prospectus. If you want more information about the Acquired Fund, you can request a free copy of the Acquired Fund's Prospectus by calling 1-800-410-4246.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     The Acquiring Fund will acquire all of the assets of the Acquired Fund with which it will combine in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Consummation of each Reorganization (the "Closing") is expected to occur on or about September 18, 2000 (the "Closing Date"), at 8:00 a.m. Central time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the NYSE on the preceding business day.

     At the Effective Time, the Acquired Fund shall deliver all of its assets to the Custodian for the account of the corresponding Acquiring Fund in exchange for (1) the assumption by the Acquiring Fund of all of the liabilities of any kind of the Acquired Fund, and (2) delivery by the Acquiring Fund directly to the Acquired Fund shareholders of a number of Acquiring Fund shares (including, if applicable, fractional shares rounded to the nearest thousandth) having an aggregate net asset value equal to the net value of the assets of the Acquired Fund so transferred, assigned and delivered.

OTHER TERMS

     The Agreement may be amended without shareholder approval by mutual agreement of AVIF, on behalf of the Acquired Fund and the Acquiring Fund, and AIM. If any amendment is made to the Agreement that effects a material change to the Agreement and the Reorganization, such change will be submitted to the affected shareholders for their approval.

     The Acquired Fund and the Acquiring Fund each has made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of the Acquired Fund and the Acquiring Fund pursuant to the Agreement are subject to various conditions, including the following:

          (a) the assets of the Acquired Fund to be acquired by the Acquiring Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Acquired Fund immediately prior to the Reorganization, including for this purpose any amounts used by the Acquired Fund to pay its Reorganization expenses and all redemptions and distributions made by the Acquired Fund immediately before the Reorganization (other than the redemptions pursuant to a demand of a shareholder in the ordinary course of the Acquired Fund's business as a series of an open-end management investment company under the 1940 Act and regular, normal dividends not in excess of the requirements of Section 852 of the Code);

          (b) AVIF, on behalf of the Acquired Fund and the Acquiring Fund, shall have filed with the SEC its Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") pertaining to the Reorganization; such Registration Statement shall have become effective; and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

          (c) the shareholders of the Acquired Fund shall have approved the Agreement; and

          (d) the Acquired Fund shall have received an opinion from Freedman, Levy, Kroll & Simonds that the Reorganization will not result in the recognition of gain or loss for United States Federal income tax purposes for the Acquired Fund, the Acquiring Fund, or their respective shareholders.

     Each of the Acquired Fund and the Acquiring Fund has agreed to bear its own expenses in connection with the Reorganization.

     The Board of Trustees of AVIF, on behalf of the Acquiring Fund, may waive without shareholder approval any failure by the Acquired Fund to satisfy (1) any of the conditions to the Acquiring Fund's obligations under Section 6.1 of the Agreement, and (2) any of the mutual conditions under Section 6.2 of the Agreement that the Acquired Fund also waives. The Agreement may be terminated entirely or abandoned by the Acquired Fund or the Acquiring Fund at any time by mutual agreement of the parties to the Agreement, or by any party in the event that the Acquired Fund's shareholders do not approve the Agreement or in the event the Closing does not occur on or before the Closing Date.

FEDERAL TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change.

     The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

          (1) The transfer of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of voting stock of the Acquiring Fund ("voting stock") distributed directly to the shareholders of the

     Acquired Fund, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquired Fund and the Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

          (2) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by the Acquired Fund on the transfer of its assets to the Acquiring Fund solely in exchange for the voting stock of the Acquiring Fund and the Acquiring Fund's assumption of the Acquired Fund's liabilities, or on the distribution of the voting stock to the Acquired Fund's shareholders.

          (3) In accordance with Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of assets of the Acquired Fund in exchange for the voting stock of the Acquiring Fund and the Acquiring Fund's assumption of the Acquired Fund's liabilities.

          (4) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the receipt of the voting stock of the Acquiring Fund in constructive exchange for their Acquired Fund shares.

          (5) In accordance with Section 362(b) of the Code, the basis to the Acquiring Fund of the assets of the Acquired Fund transferred to it will be the same as the basis of those assets in the hands of the Acquired Fund immediately before the Reorganization.

          (6) In accordance with Section 358(a) of the Code, the Acquired Fund shareholders' basis for the voting stock of the Acquiring Fund received by the Acquired Fund shareholder will be the same as the Acquired Fund shareholders' basis for Acquired Fund shares constructively exchanged therefor.

          (7) In accordance with Section 1223(1) of the Code, the Acquired Fund shareholders' holding period for the voting stock of the Acquiring Fund will include the Acquired Fund shareholders' holding period for the Acquired Fund shares constructively exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares as a capital asset.

          (8) In accordance with Section 1223(2) of the Code, the holding period for assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will include the holding period for those assets in the hands of the Acquired Fund.

          (9) The Acquired Fund and the Acquiring Fund will each be a RIC under Subchapter M and will each comply with the investment diversification requirements of Section 817(h) of the Code. Accordingly, the Reorganization will not produce adverse Federal income tax consequences by reason of income or gain for any Contract Owner.

     As a condition to Closing, Freedman, Levy, Kroll & Simonds will render a favorable opinion to AVIF, on behalf of the Acquired Fund, as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon the accuracy, as of the Closing Date, of certain representations of AVIF, Acquired Fund upon which Freedman, Levy, Kroll & Simonds will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the plan of reorganization):

          (a) The fair market value of the voting stock of the Acquiring Fund received by each shareholder of the Acquired Fund will be approximately equal to the fair market value of the shares of the Acquired Fund that such shareholder held before the Reorganization.

          (b) There is no plan or intention by the shareholders of the Acquired Fund to redeem a number of shares of the voting stock of the Acquiring Fund received in the Reorganization that would reduce the Acquired Fund shareholders' ownership of the shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding shares of the Acquired Fund as of the Closing Date.

          (c) Following the Reorganization, the Acquiring Fund will continue the historic business of the Acquired Fund or use a significant portion of the Acquired Fund's historic business assets in its business.

          (d) At the direction of the Acquired Fund, the Acquiring Fund will issue directly to the Acquired Fund's shareholders pro rata the voting stock that the Acquired Fund constructively receives in the Reorganization, and the Acquired Fund will distribute its other properties (if any) to its shareholders, on or as promptly as practicable after the Closing Date.

          (e) The Acquiring Fund has no plan or intention to reacquire any of its voting stock issued in the Reorganization, except to the extent that the Acquiring Fund is required by the 1940 Act to redeem any of its shares of voting stock presented for redemption.

          (f) The Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of the Acquired Fund acquired in the Reorganization, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its status as a RIC under the Code.

          (g) The Acquiring Fund, the Acquired Fund, and each shareholder of the Acquired Fund will pay its respective expenses, if any, incurred in connection with the Reorganization.

          (h) The Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets, and at least 70 percent of the fair market value of the gross assets, held by the Acquired Fund immediately before the Reorganization, including for this purpose any amounts used by the Acquired Fund to pay its Reorganization expenses and all redemptions and distributions made by the Acquired Fund immediately before the Reorganization (other than redemptions pursuant to a demand of a shareholder in the ordinary course of the Acquired Fund's business as a series of an open-end management investment company under the 1940 Act and regular, normal dividends not in excess of the requirements of Section 852 of the Code).

          (i) The Acquiring Fund and the Acquired Fund have each elected to be taxed as a RIC under Section 851 of the Code and will each have qualified for the special Federal tax treatment afforded RICs under the Code for all taxable periods. These taxable periods include the taxable year of the Acquiring Fund that includes the Closing Date and the last short taxable period of the Acquired Fund ending on the Closing Date.

          (j) The liabilities of the Acquired Fund assumed by the Acquiring Fund and the liabilities to which the transferred assets of the Acquired Fund are subject were incurred by the Acquired Fund in the ordinary course of its business.

          (k) There is no intercorporate indebtedness existing between the Acquiring Fund and the Acquired Fund that was issued, acquired, or will be settled at a discount.

          (l) The Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of the Acquired Fund from which it is receiving assets in the Reorganization.

          (m) The fair market value of the assets of the Acquired Fund transferred to the Acquiring Fund will equal or exceed the sum of the liabilities assumed by the Acquiring Fund, plus the amount of liabilities, if any, to which the transferred assets are subject.

          (n) The Acquired Fund is not under the jurisdiction of a court in a United States Code Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

          (o) Immediately before the Reorganization, not more than 25 percent of the value of the total assets of the Acquiring Fund or the Acquired Fund will be invested in the stock or securities of any one issuer, and not more than 50 percent of the value of the total assets of the Acquiring Fund or the Acquired Fund will be invested in the stock or securities of five or fewer issuers.

          (p) The Acquiring Fund and the Acquired Fund will each have satisfied the investment diversification requirements of Section 817(h) of the Code for all taxable quarters since its inception, including the last short taxable period of the Acquired Fund ending on the Closing Date and taxable quarter of the Acquiring Fund that includes the Closing Date.

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF THE ACQUIRED FUND. THE ACQUIRED FUND'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to the Acquiring Fund of the assets of the Acquired Fund will be the same as the book cost basis of such assets to the Acquired Fund.

                             RIGHTS OF SHAREHOLDERS

     The Acquired Fund and the Acquiring Fund are each an investment portfolio of AVIF, a Delaware business trust. Accordingly, the shareholders of the Acquired and the Acquiring Funds are entitled to the same rights accorded to them under the laws of Delaware applicable to business trusts.

          OWNERSHIP OF THE ACQUIRED FUND AND THE ACQUIRING FUND SHARES

5% OWNERS

     Listed below is the name, address and percent ownership of each person who as of June 23, 2000, to the knowledge of AVIF, owned of record 5% or more of the outstanding shares of the Acquired Fund. To the knowledge of AVIF, as of June 23, 2000, no contract owner beneficially owned 5% or more of the outstanding shares of the Acquired Fund.

                                                         PERCENT OWNED
                                                           OF RECORD
                                                         -------------
General American Life Insurance Company...............       95.26%*
  One Tower Lane, Ste. 3000
  Oakbrook, IL 60181

---------------

* A shareholder who beneficially owns more than 25% of the voting securities of the Acquired Fund may be presumed to "control" the Fund. The Acquired Fund understands that insurance company separate accounts owning shares of the Fund will vote their shares in accordance with instructions received from contract owners, annuitants and beneficiaries. If an insurance company determines, however, that it is permitted to vote any such shares of the Acquired Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

     Listed below is the name, address and percent ownership of each person who as of June 23, 2000, to the knowledge of AVIF, owned of record 5% or more of the outstanding shares of the Acquiring Fund. To the knowledge of AVIF, as of June 23, 2000, no contract owner beneficially owned 5% or more of the outstanding shares of any Acquiring Fund.

                                                         PERCENT OWNED
                                                           OF RECORD
                                                         -------------
IDS Life Insurance Company............................       59.79%*
  IDS Tower 10
  Minneapolis, MN 55440

Glenbrook Life and Annuity Company....................        9.45%
  3100 Sanders Road
  Northbrook, IL 60062

Prudential Life Insurance Company.....................        8.21%
  751 Broad Street
  Newark, NJ 07102

Connecticut General Life Insurance Company............        6.65%
  3500 Sanders Road
  Northbrook, IL 60062

---------------

* A shareholder who beneficially owns more than 25% of the voting securities of the Acquiring Fund may be presumed to "control" the Fund. The Acquiring Fund understands that insurance company separate accounts owning shares of the Fund will vote their shares in accordance with instructions received from contract owners, annuitants and beneficiaries. If an insurance company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

     AIM, a Delaware corporation, is a wholly owned subsidiary of A I M Management Group Inc. The address of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77048-1173.

OWNERSHIP OF OFFICERS AND TRUSTEES

     To the best of the knowledge of AVIF, the beneficial ownership of shares of the Acquired and Acquiring Funds by officers and trustees of AVIF as a group constituted less than 1% of the outstanding shares of each such Fund as of June 23, 2000.

                                 CAPITALIZATION

     The following table sets forth as of June 23, 2000: (i) the capitalization of the Acquiring Fund's shares, (ii) the capitalization of the Acquired Fund's shares, (iii) pro forma capitalization of the Acquiring Fund shares as adjusted to give effect to the transaction contemplated by the Agreement.

                                                                                          PRO FORMA
                                                                                       AIM V.I. GROWTH
                                            AIM V.I. GLOBAL GROWTH   AIM V.I. GROWTH         AND
                                               AND INCOME FUND       AND INCOME FUND     INCOME FUND
                                            ----------------------   ---------------   ---------------
Net Assets................................       $26,258,004         $2,682,908,852    $2,709,166,856
Shares Outstanding........................         1,926,330             85,835,303        86,675,222
Net Asset Value Per Share.................       $     13.63         $        31.26    $        31.26

                                 LEGAL MATTERS

     Certain legal matters concerning AVIF and its participation in the Reorganization, the issuance of shares of the Acquiring Fund in connection with the Reorganization, and the Federal income tax consequences of the Reorganization will be passed upon by Freedman, Levy, Kroll & Simonds, 1050 Connecticut Avenue, N.W., Washington, D.C. 20036-5366.

         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports that AVIF has filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for the registration statement of AVIF containing the Prospectus and Statement of Additional Information relating to the Acquired Fund and the Acquiring Fund is Registration No. 33-57340.

     AVIF and each of its investment portfolios, including the Acquired Fund and the Acquiring Fund, are subject to the informational requirements of the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by those companies (including the Form N-14 Registration Statement of AVIF relating to the Acquiring Fund of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the prescribed rates at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, Suite 1300, New York, New York 10048; 1401 Brickell Avenue, Suite 200, Miami, Florida 33131; 500 West Madison Street, 14th Floor, Chicago, Illinois 60661; 1801 California Street, Suite 4800, Denver, Colorado 80202; and 5670 Wilshire Blvd., 11th Floor, Los Angeles, California 90036. The SEC maintains a Web site at http://www.sec.gov that contains information regarding AVIF and other registrants that file electronically with the SEC.


                                   APPENDICES

     Appendices I through III follow.

                                                                      APPENDIX I

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of June 15th, 2000 (this "Agreement"), by and among AIM Variable Insurance Funds, a Delaware business trust ("AVIF"), acting on behalf of AIM V.I. Global Growth and Income Fund ("Acquired Fund"), AVIF, acting on behalf of AIM V.I. Growth and Income Fund ("Acquiring Fund"), and A I M Advisors, Inc. ("AIM"), a Delaware corporation.

                                   WITNESSETH

     WHEREAS, AVIF is an investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in separate investment portfolios for sale to separate accounts of life insurance companies to support investments under variable annuities and variable life insurance contracts issued by such companies; and

     WHEREAS, AIM provides investment advisory services to AVIF; and

     WHEREAS, the Acquired Fund desires to provide for its reorganization through the transfer of all of its assets to the Acquiring Fund with which it will combine in exchange for the issuance by AVIF of shares of such Acquiring Fund in the manner set forth in this Agreement and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, AVIF and AIM agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

SECTION 1.1  DEFINITIONS.

     For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Acquired Fund" means AIM V.I. Global Growth and Income Fund, a separate series of AVIF.

     "Acquired Fund Financial Statements" shall have the meaning set forth in
Section 3.3 of this Agreement.

     "Acquired Fund Shareholders" means the holders of record as of the Effective Time of the issued and outstanding shares of beneficial interest in the Acquired Fund.

     "Acquired Fund Shareholders Meeting" means a meeting of the shareholders of the Acquired Fund convened in accordance with applicable law and the Agreement and Declaration of Trust of AVIF to consider and vote upon the approval of this Agreement and the Reorganization of the Acquired Fund contemplated by this Agreement.

     "Acquired Fund Shares" means the issued and outstanding shares of beneficial interest in the Acquired Fund.

     "Acquiring Fund" means AIM V.I. Growth and Income Fund, a separate series of AVIF.

     "Acquiring Fund Financial Statements" shall have the meaning set forth in
Section 4.3 of this Agreement.

     "Acquiring Fund Shares" means shares of beneficial interest of the Acquiring issued pursuant to Section 2.6 of this Agreement.

     "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

     "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

     "Agreement" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto and all amendments hereto and thereof.

     "AVIF" means AIM Variable Insurance Funds, a Delaware business trust.

     "AVIF Registration Statement" means the registration statement on Form N-1A, as amended, of AVIF (File Nos. 33-57340 and 811-7452).

     "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by AVIF on behalf of the Acquired Fund, or otherwise providing benefits to any current or former employee, officer or trustee of AVIF.

     "Closing" means the transfer of the assets of the Acquired Fund to the Acquiring Fund with which it will combine, the assumption of all of the Acquired Fund's liabilities by the Acquiring Fund and the issuance of the Acquiring Fund Shares directly to the Acquired Fund Shareholders as described in Section 2.1 of this Agreement.

     "Closing Date" means September 18, 2000, or such other dates as the parties may mutually determine.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of the Acquiring Fund and the Acquired Fund.

     "Effective Time" means 8:00 a.m. Central Time on the Closing Date, or such other times as the parties may mutually determine.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

     "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including without limitation the National Association of Securities Dealers, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "NYSE" means the New York Stock Exchange, Inc.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Reorganization" means the acquisition of the assets of the Acquired Fund by the Acquiring Fund with which it will combine in consideration of the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the issuance by AVIF of Acquiring Fund Shares directly to Acquired Fund Shareholders as described in this Agreement, and the termination of the Acquired Fund's status as a designated series of shares of AVIF.

     "Required Shareholder Vote" shall have the meaning set forth in Section
3.17 of this Agreement.

     "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

     "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

SECTION 2.1  REORGANIZATION.

     At the Effective Time, all of the assets of the Acquired Fund shall be delivered to the Custodian for the account of the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of any kind of the Acquired Fund and delivery by AVIF directly to the holders of record as of the Effective Time of the issued and outstanding shares of the Acquired Fund (including, if applicable, fractional shares rounded to the nearest thousandth) of a number of Acquiring Fund shares (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the net value of the assets of the Acquired Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, the Acquiring Fund will receive good and marketable title to such assets free and clear of all Liens.

SECTION 2.2  COMPUTATION OF NET ASSET VALUE.

     (a) The net asset value of the Acquiring Fund Shares, and the net value of the assets of the Acquired Fund, shall be determined as of the close of regular trading on the NYSE on the business day immediately preceding the Closing Date.

     (b) The net asset value of the Acquiring Fund Shares shall be computed in accordance with the policies and procedures of the Acquiring Fund as described in the AVIF Registration Statement.

     (c) The net value of the assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of the Acquired Fund as described in the AVIF Registration Statement.

     (d) All computations of value regarding the net assets of the Acquired Fund and the net asset value of the Acquiring Fund Shares to be issued pursuant to this Agreement shall be made by AVIF. AVIF agrees to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

SECTION 2.3  VALUATION.

     The assets of the Acquired Fund and the net asset value per share of the Acquiring Fund Shares shall be valued as of the close of regular trading on the NYSE on the business day immediately preceding the Closing Date. The share transfer books of the Acquired Fund will be permanently closed as of the close of business on the business day immediately preceding the Closing Date and only requests for the redemption of shares of the Acquired Fund received in proper form on the day next preceding the close of regular trading on the NYSE on that date shall be accepted by the Acquired Fund. Redemption requests thereafter received by the Acquired Fund shall be deemed to be redemption requests for Acquiring Fund Shares as applicable (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to the Acquired Fund Shareholders under this Agreement.

SECTION 2.4  DELIVERY.

     (a) Assets held by the Acquired Fund shall be delivered by AVIF to the Custodian on the Closing Date. No later than three (3) business days preceding the Closing Date, AVIF shall instruct the Custodian to transfer such assets to the account of the Acquiring Fund. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by the Acquired Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of the Acquiring Fund at the Custodian.

     (b) If, on the Closing Date, the Acquired Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by the Acquired Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to the Acquired Fund or its broker, then AVIF, on behalf of the Acquiring Fund, shall waive the delivery requirements of
Section 2.4(a) with respect to said undelivered securities if the Acquired Fund has delivered to the Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow agreement and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by AVIF or the Custodian, including brokers' confirmation slips.

SECTION 2.5  TERMINATION OF SERIES.

     As soon as reasonably practicable after the Closing Date, the status of the Acquired Fund as a designated series of shares of AVIF shall be terminated; provided, however, that the termination of the status of the Acquired Fund as a series of shares of AVIF shall not be required if the Reorganization of the Acquired Fund shall not have been consummated.

SECTION 2.6  ISSUANCE OF ACQUIRING FUND SHARES.

     At the Effective Time, the Acquired Fund Shareholders of record as of the close of business on the business day immediately preceding the Closing Date holding the Acquired Fund Shares shall be issued that number of full and fractional shares of the Acquiring Fund having a net asset value (computed in accordance with Section 2.2 hereof) equal to the net asset value of the Acquired Fund Shares (computed in accordance with Section 2.2 hereof) held by the Acquired Fund Shareholders as of the close of business on the business day immediately preceding the Closing Date. All issued and outstanding shares of beneficial interest in the

Acquired Fund shall thereupon be canceled on the books of AVIF. AVIF shall provide instructions to the transfer agent of AVIF with respect to the Acquiring Fund Shares to be issued to Acquired Fund Shareholders. AVIF shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall assume that such instruction is valid, proper and correct. AVIF shall record on its books the ownership of Acquiring Fund Shares by Acquired Fund Shareholders and shall forward a confirmation of such ownership to the Acquired Fund Shareholders. No redemption or repurchase of such shares credited to former Acquired Fund Shareholders in respect of the Acquired Fund shares represented by unsurrendered shares certificates shall be permitted until such certificates have been surrendered to AVIF for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to AVIF.

SECTION 2.7  INVESTMENT SECURITIES.

     On or prior to the Closing Date, the Acquired Fund shall deliver a list setting forth the securities the Acquired Fund then owns together with the respective Federal income tax bases thereof. The Acquired Fund shall provide on or before the Closing Date, detailed tax basis accounting records for each security to be transferred to the Acquiring Fund pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to the Acquiring Fund hereunder. Such records shall be made available by the Acquired Fund prior to the Closing Date for inspection by the Treasurer (or his designee) or the auditors of the Acquiring Fund upon reasonable request.

SECTION 2.8  LIABILITIES.

     The Acquired Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

     REPRESENTATIONS AND WARRANTIES OF AVIF ON BEHALF OF THE ACQUIRED FUND

     AVIF, on behalf of the Acquired Fund, represents and warrants that:

SECTION 3.1  ORGANIZATION; AUTHORITY.

     AVIF is duly organized, validly existing and in good standing under the Delaware Business Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

SECTION 3.2  REGISTRATION AND REGULATION OF AVIF.

     AVIF is duly registered with the SEC as an investment company under the Investment Company Act and all Acquired Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AVIF to revoke or rescind any such registration or qualification. The Acquired Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. The Acquired Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the AVIF Registration Statement currently in effect. The value of the net assets of the Acquired Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of the Acquired Fund and all purchases and redemptions of Acquired Fund Shares have been effected at the net asset value per share calculated in such manner.

SECTION 3.3  FINANCIAL STATEMENTS.

     The books of account and related records of the Acquired Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended December 31, 1999 of the Acquired Fund previously delivered to AVIF (the "Acquired Fund Financial Statements") present fairly in all material respects the financial position of the Acquired Fund as of the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

SECTION 3.4  NO MATERIAL ADVERSE CHANGES; CONTINGENT LIABILITIES.

     Since December 31, 1999, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of the Acquired Fund or the status of the Acquired Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by the Acquired Fund or occurring in the ordinary course of business of the Acquired Fund or AVIF. There are no contingent liabilities of the Acquired Fund not disclosed in the Acquired Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

SECTION 3.5  ACQUIRED FUND SHARES; LIABILITIES; BUSINESS OPERATIONS.

     (a) The Acquired Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) There is no plan or intention by the shareholders of the Acquired Fund to redeem or otherwise dispose of a number of the Acquiring Fund Shares received by them in connection with the Reorganization that would reduce the Acquired Fund Shareholder's ownership of voting stock of the Acquiring Fund to a number of shares having a value, as of the Closing Date, of less than fifty percent (50%) of the value of all of the formerly outstanding shares of the Acquired Fund as of the same date. For purposes of this representation, Acquired Fund Shares exchanged for cash or other property or exchanged for cash in lieu of fractional shares of the Acquiring Fund will be treated as outstanding Acquired Fund Shares on the date of the Reorganization. Moreover, Acquired Fund Shares and Acquiring Fund Shares held by Acquired Fund Shareholders and otherwise sold, redeemed or disposed of prior or subsequent to the Reorganization will be considered in making this representation, except for Acquired Fund Shares or Acquiring Fund Shares which have been, or will be, redeemed by the Acquired Fund or the Acquiring Fund in the ordinary course of its business as a series of an open-end, management investment company under the Investment Company Act.

     (c) At the time of its Reorganization, the Acquired Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Acquired Fund Shares, except for the right of investors to acquire the Acquired Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations and ending on the Closing Date, the Acquired Fund will have conducted its historic business within the meaning of Section 1.368-1(d)(2) of the Income Tax Regulations under the Code. In anticipation of its Reorganization, the Acquired Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d) of those regulations) being transferred to the Acquiring Fund.

     (e) AVIF does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

SECTION 3.6  ACCOUNTANTS.

     Tait, Weller & Baker, which has reported upon the Acquired Fund Financial Statements for the period ended December 31, 1999, are independent public accountants as required by the Securities Act and the Exchange Act.

SECTION 3.7  BINDING OBLIGATION.

     This Agreement has been duly authorized, executed and delivered by AVIF on behalf of the Acquired Fund and, assuming this Agreement has been duly executed and delivered by AVIF and approved by Acquired Fund Shareholders, constitutes the legal, valid and binding obligation of AVIF in accordance with its terms from and with respect to the revenues and assets of the Acquired Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

SECTION 3.8  NO BREACHES OR DEFAULTS.

     The execution and delivery of this Agreement by AVIF on behalf of the Acquired Fund and performance by AVIF of its obligations hereunder has been duly authorized by all necessary trust action on the part of AVIF, other than the Acquired Fund Shareholders approval, and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust or by-laws of AVIF and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of the Acquired Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AVIF is a party or by which it may be bound and which relates to the assets of the Acquired Fund or to which any property of the Acquired Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AVIF or any property of the Acquired Fund. AVIF is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

SECTION 3.9  AUTHORIZATIONS OR CONSENTS.

     Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with
Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AVIF, on behalf of the Acquired Fund, in connection with the due execution and delivery by AVIF of this Agreement and the consummation by AVIF of the transactions contemplated hereby.

SECTION 3.10  PERMITS.

     AVIF has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to the Acquired Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AVIF there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

SECTION 3.11  NO ACTIONS, SUITS OR PROCEEDINGS.

     (a) There is no pending action, litigation or proceeding, nor, to the knowledge of AVIF, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AVIF, or the Acquired Fund, before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AVIF, threatened in writing or, if probable of assertion, orally, against AVIF affecting any property, asset, interest or right of the Acquired Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to the Acquired Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AVIF's conduct of the business of the Acquired Fund affecting in any significant respect the conduct of such business. AVIF is not, and has not been to the knowledge of AVIF, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of the Acquired Fund.

SECTION 3.12  CONTRACTS.

     Neither AVIF nor the Acquired Fund is in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of the Acquired Fund, by which the assets, business, or operations of the Acquired Fund may be bound or affected, or under which it or the assets, business or operations of the Acquired Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of AVIF there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

SECTION 3.13  PROPERTIES AND ASSETS.

     The Acquired Fund has good and marketable title to all properties and assets reflected in the Acquired Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Acquired Fund Financial Statements.

SECTION 3.14  TAXES.

     (a) The Acquired Fund has elected to be a regulated investment company under Subchapter M of the Code. The Acquired Fund has qualified as such for each taxable year since inception and that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) insure continued qualification of the Acquired Fund as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of the Acquired Fund arising by reason of undistributed investment company taxable income or net capital gain, AVIF will declare on or prior to the Closing Date to the shareholders of the Acquired Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of the Acquired Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended December 31, 1999 and for the short taxable year beginning on January 1, 2000 and ending on the Closing Date and (B) all of the Acquired Fund's net capital gain reorganized in its taxable year ended December 31, 1999 and in such short taxable year (after reduction for any capital loss carryover).

     (b) The Acquired Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Acquired Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against the Acquired Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Returns of the Acquired Fund are currently being or have been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     (c) There is no intercompany indebtedness existing between the Acquiring Fund and the Acquired Fund that was issued, acquired, or will be settled at a discount.

     (d) The fair market value of the assets of the Acquired Fund transferred to the Acquiring Fund will equal or exceed the sum of the liabilities assumed by the Acquiring Fund, plus the amount of liabilities, if any, to which the transferred assets are subject.

     (e) The Acquired Fund is not under the jurisdiction of a court in a United States Code Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     (f) Immediately before the Reorganization, not more than 25 percent of the value of the total assets of the Acquired Fund will be invested in the stock or securities of any one issuer, and not more than 50 percent of the value of the Acquired Fund will be invested in the stock or securities of five or fewer issuers.

SECTION 3.15  BENEFIT AND EMPLOYMENT OBLIGATIONS.

     On or prior to the Closing Date, the Acquired Fund will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

SECTION 3.16  BROKERS.

     No broker, finder or similar intermediary has acted for or on behalf of AVIF in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AVIF or any action taken by it.

SECTION 3.17  VOTING REQUIREMENTS.

     The vote of a majority of the shares of the Acquired Fund cast at a meeting at which a quorum is present (the "Required Shareholder Vote") is the only vote of the holders of any class or series of shares of beneficial interest in the Acquired Fund necessary to approve this Agreement and the Reorganization of the Acquired Fund contemplated by this Agreement.

SECTION 3.18  STATE TAKEOVER STATUTES.

     No state takeover statute or similar statute or regulation applies or purports to apply to the Reorganization, this Agreement or any of the transactions contemplated by this Agreement.

SECTION 3.19  BOOKS AND RECORDS.

     The books and records of AVIF relating to the Acquired Fund, reflecting, among other things, the purchase and sale of Acquired Fund Shares, the number of issued and outstanding shares owned by the Acquired Fund Shareholders and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

SECTION 3.20  PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

     The current prospectus and statement of additional information for the Acquired Fund as of the date on which it was issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

SECTION 3.21  NO DISTRIBUTION.

     The Acquiring Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

SECTION 3.22  LIABILITIES OF THE ACQUIRED FUND.

     The liabilities of the Acquired Fund that are to be assumed by the Acquiring Fund in connection with the Reorganization, or which the assets of the Acquired Fund to be transferred in the Reorganization are subject, were incurred by the Acquired Fund in the ordinary course of its business. The fair market value of the assets of the Acquired Fund to be transferred to the Acquiring Fund in the Reorganization will equal or exceed the sum of the liabilities to be assumed by the Acquiring Fund plus the amount of liabilities, if any, to which such transferred assets will be subject.

SECTION 3.23  VALUE OF SHARES.

     The fair market value of the Acquiring Fund Shares received by Acquired Fund Shareholders in the Reorganization will be approximately equal to the fair market value of the Acquired Fund Shares constructively surrendered in exchange therefor.

SECTION 3.24  SHAREHOLDER EXPENSES.

     The Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

SECTION 3.25  INTERCOMPANY INDEBTEDNESS.

     There is no intercompany indebtedness between the Acquired Fund and the Acquiring Fund that was issued or acquired, or will be settled, at a discount.

                                   ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF AVIF

     AVIF, on behalf of the Acquiring Fund, represents and warrants as follows:

SECTION 4.1  ORGANIZATION; AUTHORITY.

     AVIF is duly organized, validly existing and in good standing under the Delaware Business Trust Act with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

SECTION 4.2  REGISTRATION AND REGULATION OF AVIF.

     AVIF is duly registered with the SEC as an investment company under the Investment Company Act. The Acquiring Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. The Acquiring Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the AVIF Registration Statement. The value of the net assets of the Acquiring Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of the Acquiring Fund and all purchases and redemptions of Acquiring Fund Shares have been effected at the net asset value per share calculated in such manner.

SECTION 4.3  FINANCIAL STATEMENTS.

     The books of account and related records of the Acquiring Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended December 31, 1999 of the Acquiring Fund (the "Acquiring Fund Financial Statements") present fairly in all material respects the financial position of the Acquiring Fund as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

SECTION 4.4  NO MATERIAL ADVERSE CHANGES; CONTINGENT LIABILITIES.

     Since December 31, 1999, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of the Acquiring Fund or the status of the Acquiring Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by the Acquiring Fund or occurring in the ordinary course of business of the Acquiring Fund or AVIF. There are no contingent liabilities of the Acquiring Fund not disclosed in the Acquiring Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

SECTION 4.5  REGISTRATION OF ACQUIRING FUND SHARES.

     (a) The shares of beneficial interest of AVIF are divided into 17 portfolios, including the Acquiring Fund. Under its Agreement and Declaration of Trust, AVIF is authorized to issue an unlimited number of shares of the Acquiring Fund.

     (b) The Acquiring Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of AVIF then in effect.

     (c) The Acquiring Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, the Acquiring Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Acquiring Fund Shares, except for the right of investors to acquire Acquiring Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus") which forms a part of AVIF's Registration Statement on Form N-14 shall be furnished to the Acquired Fund Shareholders entitled to vote at the Acquired Fund Shareholders Meeting. The Combined Proxy Statement/ Prospectus and related Statement of Additional Information of the Acquiring Fund, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

     (e) The shares of the Acquiring Fund which have been or are being offered for sale (other than Acquiring Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the AVIF Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AVIF to revoke or rescind any such registration or qualification.

SECTION 4.6  ACCOUNTANTS.

     Tait, Weller & Baker, which has reported upon the Acquiring Fund Financial Statements for the period ended December 31, 1999, are independent public accountants as required by the Securities Act and the Exchange Act.

SECTION 4.7  BINDING OBLIGATION.

     This Agreement has been duly authorized, executed and delivered by AVIF on behalf of the Acquiring Fund and, assuming this Agreement has been duly executed and delivered by AVIF, constitutes the legal, valid and binding obligation of AVIF, in accordance with its terms from and with respect to the revenues and assets of the Acquiring Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

SECTION 4.8  NO BREACHES OR DEFAULTS.

     The execution and delivery of this Agreement by AVIF on behalf of the Acquiring Fund and performance by AVIF of its obligations hereunder have been duly authorized by all necessary trust action on the part of AVIF and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust or by-laws of AVIF and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of the Acquiring Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AVIF is a party or by which it may be bound and which relates to the assets of the Acquiring Fund or to which any properties of the Acquiring Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AVIF or any property of the Acquiring Fund. AVIF is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of
Section 368(a)(3)(A) of the Code.

SECTION 4.9  AUTHORIZATIONS OR CONSENTS.

     Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to, or filing with, any Governmental Authority will be required to be obtained or made by AVIF in connection with the due execution and delivery by AVIF of this Agreement and the consummation by AVIF of the transactions contemplated hereby.

SECTION 4.10  PERMITS.

     AVIF has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to the Acquiring Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AVIF there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

SECTION 4.11  NO ACTIONS, SUITS OR PROCEEDINGS.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of AVIF, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AVIF or the Acquiring Fund before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AVIF, threatened in writing or, if probable of assertion, orally, against AVIF affecting any property, asset, interest or right of the Acquiring Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to the Acquiring Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AVIF's conduct of the business of the Acquiring Fund affecting in any significant respect the conduct of such business. AVIF is not, and has not been, to the knowledge of AVIF the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of the Acquiring Fund.

SECTION 4.12  TAXES.

     (a) The Acquiring Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. The Acquiring Fund has qualified as such for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) The Acquiring Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Acquiring Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against the Acquiring Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of the Acquiring Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

SECTION 4.13  BROKERS.

     No broker, finder or similar intermediary has acted for or on behalf of AVIF in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AVIF or any action taken by it.

SECTION 4.14  REPRESENTATIONS CONCERNING THE REORGANIZATION.

     (a) The Acquiring Fund does not own directly or indirectly, nor has it owned at any time during the five-year period ending on the Closing Date, any shares of the Acquired Fund.

     (b) AVIF has no plan or intention to reacquire any of the Acquiring Fund Shares issued in the Reorganization, except to the extent that the Acquiring Fund is required by the Investment Company Act, to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (c) The Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of the Acquired Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

     (d) Following the Reorganization, the Acquiring Fund will continue the "historic business" (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code) of the Acquired Fund from which the Acquiring Fund acquired assets in the Reorganization or use a significant portion of the Acquired Fund's historic business assets in a business.

     (e) Immediately before the Reorganization, not more than 25 percent of the value of the total assets of the Acquiring Fund will be invested in the stock or securities of any one issuer, and not more than 50 percent of the value of the total assets of the Acquiring Fund will be invested in the stock or securities of five or fewer issuers.

SECTION 4.15  PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

     The current prospectus and statement of additional information for the Acquiring Fund as of the date on which it was issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

SECTION 4.16  VALUE OF SHARES.

     The fair market value of the Acquiring Fund Shares received by Acquired Fund Shareholders in the Reorganization will be approximately equal to the fair market value of the Acquired Fund Shares constructively surrendered in exchange therefor.

SECTION 4.17  INTERCOMPANY INDEBTEDNESS; CONSIDERATION.

     There is no intercompany indebtedness between the Acquired Fund and the Acquiring Fund that was issued or acquired, or will be settled, at a discount. No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Acquired Fund's liabilities, including for this purpose all liabilities to which the assets of the Acquired Fund are subject) will be issued in exchange for the assets of the Acquired Fund acquired by the Acquiring Fund in connection with the Reorganization. The fair market value of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will equal or exceed the sum of the liabilities assumed by the Acquiring Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                   ARTICLE 5

                                   COVENANTS

SECTION 5.1  CONDUCT OF BUSINESS.

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AVIF shall conduct the business of the Acquired Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business of the Acquired Fund in the ordinary course in all material respects.

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AVIF shall conduct the business of the Acquiring Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business relations necessary to conduct the business operations of the Acquiring Fund in the ordinary course in all material respects.

SECTION 5.2  EXPENSES.

     The Acquired Fund and the Acquiring Fund shall each bear the expenses it incurs in connection with this Agreement and the Reorganization and other transactions contemplated hereby.

SECTION 5.3  FURTHER ASSURANCES.

     Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

SECTION 5.4  NOTICE OF EVENTS.

     AVIF shall give prompt notice to the Acquired Fund and the Acquiring Fund of (a) the occurrence or nonoccurrence of any event which to the knowledge of AVIF the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (i) in the case of the Acquired Fund, Sections
6.1 and 6.2 or (ii) in the case of the Acquiring Fund, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

SECTION 5.6  ACCESS TO INFORMATION.

     (a) The Acquired Fund will, during regular business hours and on reasonable prior notice, allow the Acquiring Fund and its authorized representatives reasonable access to the books and records of the Acquired Fund pertaining to the assets of the Acquired Fund and to officers of the Acquired Fund knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AVIF.

     (b) The Acquiring Fund will, during regular business hours and on reasonable prior notice, allow the Acquired Fund and its authorized representatives reasonable access to the books and records of the Acquiring Fund pertaining to the assets of the Acquiring Fund and to officers of AVIF knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AVIF.

SECTION 5.7  CONSENTS, APPROVALS AND FILINGS.

     AVIF shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, AVIF shall use its reasonable best efforts (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. AVIF shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

SECTION 5.8  SUBMISSION OF AGREEMENT TO SHAREHOLDERS.

     AVIF shall take all action necessary in accordance with applicable law and its Agreement and Declaration of Trust and by-laws to convene the Acquired Fund Shareholders Meeting. AVIF shall, through its Board of Trustees, recommend to the Acquired Fund Shareholders approval of this Agreement and the transactions contemplated by this Agreement. AVIF shall use its reasonable best efforts to hold the Acquired Fund Shareholders Meeting as soon as practicable after the date hereof.

                                   ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

SECTION 6.1  CONDITIONS PRECEDENT OF AVIF (ON BEHALF OF THE ACQUIRING FUND).

     The obligation of AVIF (on behalf of the Acquiring Fund) to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AVIF (on behalf of the Acquiring Fund).

     (a) The representations and warranties of AVIF on behalf of the Acquired Fund participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) AVIF shall have complied with and satisfied in all material respects all agreements and conditions relating to the Acquired Fund participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) AVIF (on behalf of the Acquiring Fund) shall have received the signed opinion of Freedman, Levy, Kroll & Simonds, as to the matters set forth in
Schedule 6.1(c).

     (d) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

SECTION 6.2  MUTUAL CONDITIONS.

     The obligations of AVIF (on behalf of the Acquired Fund) and AVIF (on behalf of the Acquiring Fund) to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more may be waived in writing by AVIF, but only if and to the extent that such waiver is made on behalf of both the Acquired Fund and the Acquiring Fund.

     (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by AVIF shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (b) This Agreement, the Reorganization of the Acquired Fund and related matters shall have been approved and adopted at the Acquired Fund Shareholders Meeting by the shareholders of the Acquired Fund on the record date by the Required Shareholder Vote.

     (c) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Acquired Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by the Acquired Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of the Acquired Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of the Acquired Fund held immediately prior to the Reorganization.

     (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

     (e) The Registration Statement on Form N-14 filed by AVIF with respect to the Acquiring Fund Shares to be issued to Acquired Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     (f) AVIF shall have received on or before the Closing Date an opinion of Freedman, Levy, Kroll & Simonds in form and substance reasonably acceptable to AVIF as to the matters set forth on Schedule 6.2(f).

     (g) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

     (h) The Acquiring Fund and the Acquired Fund will have satisfied the investment diversification requirements of Section 817(h) of the Code for all taxable quarters since its inception, including the last short taxable period of the Acquired Fund ending on the Closing Date and taxable quarter of the Acquiring Fund that includes the Closing Date.

SECTION 6.3  CONDITIONS PRECEDENT OF AVIF (ON BEHALF OF THE ACQUIRED FUND).

     The obligation of AVIF (on behalf of the Acquired Fund) to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AVIF (on behalf of the Acquired Fund).

     (a) The representations and warranties of AVIF on behalf of the Acquiring Fund participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) AVIF shall have complied with and satisfied in all material respects all agreements and conditions relating to the Acquiring Fund participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) AVIF (on behalf of the Acquired Fund) shall have received the signed opinion of Freedman, Levy, Kroll & Simonds, as to the matters set forth in
Schedule 6.3(c).

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

SECTION 7.1  TERMINATION.

     (a) This Agreement may be terminated in whole or with respect to the Reorganization described herein on or prior to the Closing Date at the election of AVIF if:

          (i) the applicable Closing Date shall not be on or before the date set out under "Closing Date" in Section 1.1, or such later date as the parties hereto may agree upon, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by AVIF;

          (ii) upon a vote at the Acquired Fund Shareholders Meeting or any adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

          (iii) any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     (b) The termination of this Agreement shall be effectuated by the delivery by AVIF to the Acquired Fund, the Acquiring Fund, and AIM a written notice of such termination.

SECTION 7.2  SURVIVAL AFTER TERMINATION.

     If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of the Acquired Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to such Reorganization and the Acquired Fund, except for the provisions of Section 5.3.

                                   ARTICLE 8

                                 MISCELLANEOUS

SECTION 8.1  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

     The representations, warranties and covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

SECTION 8.2  GOVERNING LAW.

     This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

SECTION 8.3  BINDING EFFECT, PERSONS BENEFITING, NO ASSIGNMENT.

     This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

SECTION 8.4 OBLIGATIONS OF AVIF (WITH RESPECT TO THE ACQUIRING FUND AND THE ACQUIRED FUND).

     (a) AVIF (on behalf of the Acquired Fund) hereby acknowledges and agrees that the Acquiring Fund is a separate investment portfolio of AVIF, that AVIF is executing this Agreement on behalf of the Acquiring Fund, and that any amounts payable by AVIF (on behalf of the Acquiring Fund) under or in connection with this Agreement shall be payable solely from the revenues and assets of the Acquiring Fund. AVIF (on behalf of the Acquiring Fund) further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AVIF (on behalf of the Acquired Fund) in his or her capacity as an officer of AVIF intending to bind AVIF as provided herein, and that no officer, director or shareholder of AVIF shall be personally liable for the liabilities or obligations of AVIF incurred hereunder.

     (b) AVIF (on behalf of the Acquired Fund) hereby acknowledges and agrees that the Acquired Fund is a separate investment portfolio of AVIF, that AVIF is executing this Agreement on behalf of the Acquired Fund and that any amounts payable by AVIF (on behalf of the Acquired Fund) under or in connection with this Agreement shall be payable solely from the revenues and assets of the Acquired Fund. AVIF (on behalf of the Acquiring Fund) further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AVIF in his or her capacity as an officer of AVIF (on behalf of the Acquired
Fund) intending to bind AVIF as provided herein, and that no officer, trustee or shareholder of AVIF shall be personally liable for the liabilities of AVIF incurred hereunder.

SECTION 8.5  AMENDMENTS.

     This Agreement may not be amended, altered or modified except by a written instrument executed by AVIF, acting on behalf of the Acquired Fund on behalf of the Acquiring Fund.

SECTION 8.6  ENFORCEMENT.

     The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

SECTION 8.7  INTERPRETATION.

     When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

SECTION 8.8  COUNTERPARTS.

     This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

SECTION 8.9  ENTIRE AGREEMENT; SCHEDULES.

     This Agreement, including the Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

SECTION 8.10  NOTICES.

     All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

          (a) If to AVIF:

             AIM Variable Insurance Funds, 11 Greenway Plaza, Suite 100 Houston, Texas 77046-1173 Attn: Nancy L. Martin, Esq. Fax: (713) 993-9185.

           with a copy to:

             Freedman, Levy, Kroll & Simonds, 1050 Connecticut Avenue, N.W., Suite 825, Washington, D.C. 20036 Attn: Gary O. Cohen, Esq. Fax:
        (202) 457-5151.

          (b) If to AIM:

             A I M Advisors, Inc., 11 Greenway Plaza, Suite 100 Houston, Texas 77046-1173 Attn: Nancy L. Martin, Esq. Fax: (713) 993-9185.

SECTION 8.11  REPRESENTATIONS BY AIM.

     In its capacity as investment adviser to AVIF (with respect to the Acquired
Fund), AIM represents to AVIF that to the best of its knowledge the representations and warranties of AVIF (with respect to the Acquired Fund) contained in this Agreement are true and correct as of the date of this Agreement. In its capacity as investment adviser to AVIF (with respect to the Acquiring Fund), AIM represents to AVIF that to the best of its knowledge the representations and warranties of AVIF (with respect to the Acquiring Fund) contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11, the best knowledge standard shall be deemed to mean that the officers of AIM who have substantive responsibility for the provision of investment advisory services to AVIF (with respect to the Acquired Fund and the Acquiring Fund) do not have actual knowledge to the contrary after due inquiry.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                            AIM VARIABLE INSURANCE FUNDS
                                            acting on behalf of AIM V.I. Global
                                            Growth and Income Fund

ATTEST


By:                                                         By:    /s/ ROBERT H. GRAHAM
       /s/ NANCY L. MARTIN                                     -----------------------------------------------------
-----------------------------------------------------           Name:  Robert H. Graham
    Name:  Nancy L. Martin                                      Title: President
    Title: Assistant Secretary

                                            AIM VARIABLE INSURANCE FUNDS
                                            acting on behalf of AIM V.I. Growth
                                            and Income Fund

ATTEST


By:                                                         By:     /s/ ROBERT H. GRAHAM
       /s/ NANCY L. MARTIN                                      -----------------------------------------------------
-----------------------------------------------------            Name:  Robert H. Graham
    Name:  Nancy L. Martin                                       Title: President
    Title: Assistant Secretary

                                            A I M Advisors, Inc.

ATTEST


By:                                                         By:     /s/ ROBERT H. GRAHAM
       /s/ NANCY L. MARTIN                                      -----------------------------------------------------
-----------------------------------------------------            Name:  Robert H. Graham
    Name:  Nancy L. Martin                                       Title: President
    Title: Assistant Secretary

                                SCHEDULE 6.1(C)

OPINION OF COUNSEL TO AVIF (ON BEHALF OF THE ACQUIRED FUND)

     1. AVIF is duly organized and validly existing as a business trust under the Delaware Business Trust Act.

     2. AVIF is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AVIF have been duly authorized and approved by all requisite trust action on the part of AVIF. The Agreement has been duly executed and delivered by AVIF and constitutes the valid and binding obligation of AVIF.

     4. The Acquired Fund Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

     5. To the best of our knowledge, AVIF is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

     We confirm to you that to our knowledge after inquiry of each lawyer who is the current primary contact for AVIF or who has devoted substantive attention on behalf of AVIF during the preceding twelve months and who is still currently employed by or is currently a member of this firm, no litigation or governmental proceeding is pending or threatened in writing against the Acquired Fund (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                SCHEDULE 6.2(f)

TAX OPINION

     (1) The transfer of the assets of the Acquired Fund to the Acquiring Fund in exchange for voting stock of the Acquiring Fund distributed directly to the shareholders of the Acquired Fund, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquired Fund and the Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

     (2) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by the Acquired Fund on the transfer of its assets to the Acquiring Fund solely in exchange for voting stock of the Acquiring Fund and the Acquiring Fund's assumption of the Acquired Fund's liabilities, or on the distribution of the voting stock to the Acquired Fund's shareholders.

     (3) In accordance with Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of assets of the Acquired Fund in exchange for Acquiring Fund voting stock and the Acquiring Fund's assumption of the Acquired Fund's liabilities.

     (4) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the receipt of voting stock of the Acquiring Fund in constructive exchange for their Acquired Fund shares.

     (5) In accordance with Section 362(b) of the Code, the basis to the Acquiring Fund of the assets of Acquired Fund transferred to it will be the same as the basis of those assets in the hands of the Acquired Fund immediately before the Reorganization.

     (6) In accordance with Section 358(a) of the Code, the Acquired Fund shareholders' basis for voting stock of the Acquiring Fund received by the Acquired Fund shareholder will be the same as the Acquired Fund shareholders' basis for Acquired Fund shares constructively exchanged therefor.

     (7) In accordance with Section 1223(1) of the Code, the Acquired Fund shareholders' holding period for voting stock of the Acquiring Fund will include the Acquired Fund shareholders' holding period for the Acquired Fund shares constructively exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares as a capital asset.

     (8) In accordance with Section 1223(2) of the Code, the holding period for assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will include the holding period for those assets in the hands of the Acquired Fund.

     (9) The Acquired Fund and the Acquiring Fund will each be a RIC under Subchapter M and will each comply with the investment diversification requirements of Section 817(h) of the Code. Accordingly, the Reorganization will not produce adverse Federal income tax consequences by reason of income or gain for any Contract Owner.

                                SCHEDULE 6.3(c)

OPINION OF COUNSEL TO AVIF (ON BEHALF OF TO THE ACQUIRING FUND)

     1. AVIF is dully organized and validly existing as a business trust under the Delaware Business Trust Act.

     2. AVIF is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AVIF have been duly authorized and approved by all requisite trust action on the part of AVIF. The Agreement has been duly executed and delivered by AVIF and constitutes the valid and binding obligation of AVIF.

     4. The Acquiring Fund Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

     5. To the best of our knowledge, AVIF is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

     We confirm to you that to our knowledge after inquiry of each lawyer who is the current primary contact for AVIF or who has devoted substantive attention on behalf of AVIF during the preceding twelve months and who is still currently employed by or is currently a member of this firm, no litigation or governmental proceeding is pending or threatened in writing against the Acquiring Fund (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                                                    APPENDIX II
      AIM V.I. GROWTH
      AND INCOME FUND

--------------------------------------------------------------------------------

      Shares of the fund are currently offered only to insurance company separate accounts. AIM V.I. Growth and Income Fund seeks to provide growth of capital with a secondary objective of current income.

      PROSPECTUS                                     AIM--Registered Trademark--
      MAY 1, 2000

                                       This prospectus contains important
                                       information. Please read it before
                                       investing and keep it for future
                                       reference.

                                       As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                                       An investment in the fund:
                                          - is not FDIC insured;
                                          - may lose value; and
                                          - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                             INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                        -------------------------------
                        AIM V.I. GROWTH AND INCOME FUND
                        -------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND STRATEGIES         1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FUND MANAGEMENT                              3
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  3

Advisor Compensation                         3

Portfolio Managers                           3

OTHER INFORMATION                            3
- - - - - - - - - - - - - - - - - - - - - - - -

Purchase and Redemption of Shares            3

Pricing of Shares                            3

Taxes                                        3

Dividends and Distributions                  3

FINANCIAL HIGHLIGHTS                         4
- - - - - - - - - - - - - - - - - - - - - - - -

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con Disciplina and Invest with Discipline are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                        -------------------------------
                        AIM V.I. GROWTH AND INCOME FUND
                        -------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's primary investment objective is growth of capital with a secondary objective of current income. The investment objectives of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objectives by investing at least 65% of its total assets in securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings and dividends. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objectives.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

  These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devaluated their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

                        -------------------------------
                        AIM V.I. GROWTH AND INCOME FUND
                        -------------------------------

PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. The bar chart and performance table shown do not reflect charges at the separate account level. If they did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
The following bar chart shows changes in the performance of the fund's shares from year to year.

                                    [GRAPH]

                                                  ANNUAL
YEAR ENDED                                        TOTAL
DECEMBER 31                                       RETURNS
-----------                                       -------
1995 ............................................ 33.86%
1996 ............................................ 19.95%
1997 ............................................ 25.72%
1998 ............................................ 27.68%
1999 ............................................ 34.25%

  During the periods shown in the bar chart, the highest quarterly return was 26.48% (quarter ended December 31, 1998) and the lowest quarterly return was -11.76% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                       SINCE     INCEPTION
  December 31, 1999)    1 YEAR   5 YEARS   INCEPTION     DATE
-----------------------------------------------------------------
AIM V.I. Growth and
  Income Fund           34.25%    28.18%     24.49%    05/02/94
Standard & Poor's 500
  Index(1)              21.03%    28.54%     25.65%(2) 04/30/94(2)
----------------------------------------------------------------

(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
(2) The average annual total return given is since the date closest to the inception date of the fund.

                        -------------------------------
                        AIM V.I. GROWTH AND INCOME FUND
                        -------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fund's last fiscal year ended December 31, 1999, the advisor received compensation of 0.61% of the fund's average net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are as follows:

- Monika H. Degan, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1995. From 1991 to 1995, Ms. Degan was a Senior Financial Analyst for Shell Oil Co. Pension Trust.

- Lanny H. Sachnowitz, Senior Portfolio Manager, who has been responsible for the fund since 1994, and has been associated with the advisor and/or its affiliates since 1987.

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Life insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund.

  The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment.

  The Board of Trustees monitors for possible conflicts among separate accounts (and will do so for plans) buying shares of the fund. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

PRICING OF SHARES

The fund prices its shares based on its net asset value. The fund values portfolio securities for which market quotations are readily available at market value. The fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The fund values all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the New York Stock Exchange (NYSE), events occur that materially affect the value of the security, the fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees. The effect of using fair value pricing is that the fund's net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market. Because the fund may invest in securities that are primarily listed on foreign exchanges, the value of the fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business.

TAXES

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Holders of variable contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of participating life insurance companies.

The fund expects that its distributions will consist primarily of capital gains.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually to separate accounts of participating life insurance companies.

  At the election of participating life insurance companies, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

                        -------------------------------
                        AIM V.I. GROWTH AND INCOME FUND
                        -------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  The table shows the financial highlights for a share of the fund outstanding during each of the fiscal years (or periods) indicated.

  This information has been audited by Tait, Weller & Baker, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                                                                 YEAR ENDED
                                                               YEAR ENDED DECEMBER 31,                           JANUARY 31,
                                                  1999(a)            1998(a)       1997       1996      1995        1995
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    23.75         $    18.87   $  15.03   $  12.68   $  9.98     $10.00
Income from investment operations:
  Net investment income                                0.06               0.26       0.13       0.16      0.14       0.11
  Net gains (losses) on securities (both
    realized and unrealized)                           8.05               4.95       3.74       2.36      3.11      (0.02)
    Total from investment operations                   8.11               5.21       3.87       2.52      3.25       0.09
Less distributions:
  Dividends from net investment income                (0.16)             (0.09)     (0.01)     (0.14)    (0.14)     (0.11)
  Distributions from net realized gains               (0.11)             (0.24)     (0.02)     (0.03)    (0.41)        --
    Total distributions                               (0.27)             (0.33)     (0.03)     (0.17)    (0.55)     (0.11)
Net asset value, end of period                   $    31.59         $    23.75   $  18.87   $  15.03   $ 12.68     $ 9.98
Total return(b)                                       34.25%             27.68%     25.72%     19.95%    32.65%      0.90%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)         $2,443,264         $1,262,059   $639,113   $209,332   $38,567     $7,380
Ratio of expenses to average net assets                0.77%(c)           0.65%      0.69%      0.78%     0.78%(d)   1.07%(d)(e)
Ratio of net investment income to average net
  assets                                               0.22%(c)           1.34%      1.15%      2.05%     1.92%(d)   1.95%(d)(e)
Portfolio turnover rate                                  93%               140%       135%       148%      145%        96%
----------------------------------------------------------------------------------------------------------------------------

(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are based on average net assets of $1,718,996,207.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.72% (annualized) and 1.30% (annualized), respectively.

                        -------------------------------
                        AIM V.I. GROWTH AND INCOME FUND
                        -------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you wish to obtain free copies of the fund's current SAI, please send a written request to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or call (800) 410-4246.

  You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-----------------------------------
 AIM V.I. Growth and Income Fund
 SEC 1940 Act file number: 811-7452
-----------------------------------

[AIM LOGO APPEARS HERE]         www.aimfunds.com          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                    APPENDIX III

The Managers' Overview

AIM V.I. GROWTH AND INCOME FUND OUTPERFORMS BENCHMARK
A roundtable discussion with the fund management team for AIM V.I. Growth and
Income Fund for the fiscal year ended December 31, 1999.
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Q. THE STOCK MARKET HAS BEEN                  Q. WHAT WERE MARKET CONDITIONS             many large companies, fewer stocks met
VERY VOLATILE OVER THE REPORTING              LIKE OVER THE REPORTING PERIOD?            our investment criteria. Over the fiscal
PERIOD. HOW DID AIM V.I. GROWTH               A. Most market trends of the last few      year, we cut the number of holdings in
AND INCOME FUND PERFORM?                      years continued. The largest stocks in     the fund's portfolio. Paring down the port-
A. AIM V.I. Growth and Income Fund            the S&P 500 again dominated that index's   folio allowed us to concentrate on
produced outstanding results despite          returns while the remainder produced       stocks that exhibited the strongest
market volatility. For the year ended         lackluster results. In fact, despite       earnings performance.
December 31, 1999, the fund produced          advances by the main market indexes,
a total return of 34.25%, significantly out-  most S&P 500 stocks lost value during      Q. WHAT WERE THE TOP SECTORS
performing the S&P 500, which returned        the fiscal year.                           FOR THE FUND?
21.03% over the same period.                    In one of the biggest shake-ups of its   A. The fund continued to focus on lead-
                                              103-year history, in October the Dow       ing technology, financial and health-care
AIM V.I. GROWTH AND INCOME                    Jones Industrial Average revised its mem-  stocks. Over the fiscal year, the fund's
FUND VS. BENCHMARK INDEX                      bership to include Microsoft, Intel, SBC   technology concentration increased,
                                              Communications and Home Depot. The         while its investments in financial and
One-year return as of 12/31/99                move signaled the markets' transition to   health-care stocks held steady or
                                              the "new economy," dominated by tech-      decreased slightly.
       AIM                                    nology, telecommunications and ware-
  V.I. GROWTH and       S & P 500             house retailers. As of December 31,        Q. WHY IS TECHNOLOGY SO
   INCOME FUND            INDEX               1999, the fund had holdings in Microsoft,  IMPORTANT TO THE FUND?
  ---------------      ----------             SBC Communications and Home Depot.         A. Technology was one of the strongest
      34.25%             21.03%                                                          market sectors over the fiscal year. Our
                                              Q. HOW DID YOU MANAGE THE FUND             heavy weighting in technology is one of
                                              DURING THESE CONDITIONS?                   the main reasons the fund beat the S&P
                                              A. With earnings growth slowing for        500 over the fiscal year.
                                                                                           The fund held the stocks of companies
PORTFOLIO COMPOSITION                                                                    involved in Internet infrastructure, such
                                                                                         as software, wireless communications
As of 12/31/99, based on total net assets                                                and cable-TV firms. A new stock among
                                                                                         our top 10 holdings is Novell, which
TOP 10 HOLDINGS                        TOP 10 INDUSTRIES                                 makes software that connects PCs to cor-
                                                                                         porate networks. The company has seen
  1. Novell, Inc.                5.15%   1. Computers (Software & Services) 17.17%       excellent growth this year based on the
  2. Microsoft Corp.             4.78    2. Communications Equipment         8.06        success of its Internet-related products.
  3. Tyco International Ltd.     3.58    3. Health Care (Diversified)        7.51
  4. Warner-Lambert Co.          3.35    4. Financial (Diversified)          5.40        Q. THE FUND HOLDS MICROSOFT
  5. Cisco Systems Inc.          3.07    5. Investment Banking/Brokerage     4.90        STOCK. HOW WILL THE RULING IN
  6. Dayton-Hudson Corp.         3.01    6. Manufacturing (Diversified)      3.98        THE DEPARTMENT OF JUSTICE CASE
  7. Morgan Stanley Dean Witter          7. Broadcasting                                 AFFECT YOUR INVESTMENT?
     & Co.                       2.97       (Television, Radio & Cable)      3.80        A. In November, a federal judge ruled
  8. Sun Microsystems Inc.       2.92    8. Computers (Hardware)             3.75        that Microsoft is a monopoly. As of this
  9. American Express Co.        2.89    9. Retail (General Merchandise)     3.45        writing, neither a settlement nor an
 10. General Electric Co.        2.69   10. Computers (Networking)           3.07        appeal has been announced, and it's
                                                                                         unlikely that a final decision will be made
The fund's portfolio composition is subject to change, and there is no assurance         until 2001. While we cannot comment on
that the fund will continue to hold any particular security.

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                       AIM V.I. GROWTH AND INCOME FUND

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
our specific plans to buy or sell stocks,                                      [GRAPH APPEARS HERE]
we can say that as of this time, Microsoft    RESULTS OF A $10,000 INVESTMENT
remains a large holding in the fund. We       -------------------------------
believe that the company's growth             5/2/94 - 12/31/99
prospects remain strong, especially with
the upcoming introduction of two new          AVERAGE ANNUAL TOTAL RETURNS
software products: Office 2000 and            As of 12/31/99
Windows 2000. Over the short term, the        Inception (5/2/94)        24.49%
stock may be volatile, but this is a core     5 Years                   28.18
growth company that should continue to        1 Year                    34.25
be a part of our portfolio.
                                                                                 AIM V.I.
Q. WHAT WERE CONDITIONS LIKE FOR                                             GROWTH AND INCOME      RUSSELL      S & P
FINANCIAL STOCKS?                                        (In thousands)            FUND              1000         500
A. Interest-rate concerns have plagued                                       ------------------------------------------
financial stocks, causing them to experi-                   5/2/94                10,000            10,000       10,000
ence substantial volatility. But the long-                  12/94                  9,999            10,326       10,396
term prospects for banks and insurance                      12/95                 13,385            14,227       14,299
companies seem favorable based on the                       12/96                 16,054            17,420       17,579
continued strength of their earnings.                       12/97                 20,183            23,143       23,443
Another issue gives us reason to believe                    12/98                 25,771            29,397       30,147
that financial stocks may soon recover.                     12/99                 34,597            35,545       36,489
Late in 1999, Congress reformed the
Glass-Steagall Act, which was created to      ----------------------------------
separate commercial and investment            SOURCE: LIPPER, INC.
banking. Many analysts believe this may       Past performance cannot guarantee comparable future results.
set off a blizzard of merger-and-acqui-
sition activity among banks, insurance        MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE.
companies, investment managers and            RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM
brokers.                                      THE HISTORICAL PERFORMANCE SHOWN.

Q. WHAT HAPPENED IN THE HEALTH-               The performance figures shown here, which represent AIM V.I. Growth and
CARE INDUSTRY OVER THE PAST YEAR?             Income Fund, are not intended to reflect actual annuity values, and they do
A. Health-care stocks have been disap-        not reflect charges at the separate-account level which (if applied) would
pointing for several reasons: First, at       lower them. AIM V.I. Growth and Income Fund's performance figures are
times during 1999 growth stocks such as       historical, and they reflect changes in net asset value and the reinvestment
health care went out of favor and             of distributions. The fund's investment return and principal value will
investors looked into cyclical stocks that    fluctuate, so an investor's shares, when redeemed, may be worth more or less
are more sensitive to the economy.            than their original cost.
Second, many health-care stocks were            The unmanaged Russell 1000 Stock Index (the Russell 1000) is generally
considered too expensive, and they have       considered representative of the performance of the stocks of
fallen out of favor with some investors.      large-capitalization companies. The unmanaged Standard & Poor's Composite of
Third, concerns about political reform        500 Stocks (the S&P 500) is generally considered representative of the
continue to hang over the health-care         performance of the stock market in general. Data for the indexes are for the
industry. Recent changes in Medicare's        period 4/30/94-12/31/99.
reimbursement programs affect the bot-          The fund will no longer measure its performance against the S&P 500,
tom lines of hospitals, nursing homes and     the index published in previous shareholder reports. Because this is the
other service providers. Over the long        first reporting period since we have adopted the new index, SEC guidelines
term, we believe the industry will make a     require us to compare the fund's performance to that of both the old and the
comeback, if for the simple fact that baby    new index. An investment cannot be made in an index. Unless otherwise
boomers will spend more money on              indicated, index results include reinvested dividends.
health care as they age. The fund's health-
care holdings decreased over the year.        Q. BESIDES TECHNOLOGY, WHAT              Q. WHAT'S YOUR OUTLOOK FOR THE
                                              OTHER AREAS PERFORMED WELL FOR           NEAR TERM?
                                              THE FUND?                                A. Our outlook for the market remains
                                              A. The fund increased its holdings in    positive. The United States is experiencing
                                              consumer cyclicals, including retail     one of the longest expansion periods in
                                              stocks. Consumer-cyclical companies      its history and inflation is low. We believe
                                              benefited from a booming economy,        the environment remains favorable for
                                              nearly full employment and robust sales. equities despite short-term market
                                              Dayton-Hudson, which owns Marshall       volatility.
                                              Fields, Target and Mervyn's stores,
                                              became a top 10 holding for the fund
                                              during the year. The company, which
                                              operates more than 1,200 stores, report-
                                              ed strong earnings in its most recent
                                              quarter.

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                      AIM V.I. GROWTH AND INCOME FUND

                           EVERY VOTE IS IMPORTANT!

                PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
               THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL.
               TO VOTE, FILL IN THE BOX COMPLETELY. Example: [ ]

         * Please fold and detach card at perforation before mailing *

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

                                                                                FOR         AGAINST        ABSTAIN

1.   To approve an Agreement and Plan of Reorganization by and among            [ ]           [ ]            [ ]
     AIM Variable Insurance Funds, acting on behalf of AIM V.I. Global Growth and Income Fund and on behalf of AIM V.I. Growth and Income Fund, and A I M Advisors, Inc.

2.   IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER
     BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
     ADJOURNMENT THEREOF.

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
                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                 PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                     AIM V.I. GLOBAL GROWTH AND INCOME FUND
                 (A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS)
     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 1, 2000


          * Please fold and detach card at perforation before mailing *


PROXY CARD                                                            PROXY CARD

The undersigned hereby appoints Robert H. Graham, Gary T. Crum and Lewis F. Pennock, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on September 1, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.


                                        DATE: ___________________, 2000



                                        Signature(s)

                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS ON THIS PROXY CARD. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        director or guardian or as custodian for a minor, please give full title as such.
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